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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  December 10, 1998



                              IBS INTERACTIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-24073               13-3817344
(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)


  2 Ridgedale Avenue, Suite 350,                            07927
       Cedar Knolls, New Jersey                          (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (973) 285-2600




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Item 2.        Acquisition or Disposition of Assets.

              As announced in its press release of Monday, December 14, 1998, on December 10, 1998, IBS Interactive, Inc. ("IBS") entered into a Membership Interest Acquisition Agreement (the "Acquisition Agreement") with all of the members of Halo Network Management, LLC and Halo Network Management, LLC, an Eatontown, New Jersey based network management company that offers full-service network solutions including planning, installation and maintenance. Pursuant to the terms of the Acquisition Agreement, IBS acquired all of the issued and outstanding membership interests of Halo Network Management, LLC, in exchange for $1,425,000 (subject to certain adjustments) of unregistered shares of IBS common stock, par value $.01 per share, valued by the parties at $6.50 per share. IBS intends to continue the existing operations of Halo Network Management, LLC without any material changes.

              The foregoing summary of the Acquisition Agreement is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is attached hereto as an exhibit.














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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)  Financial Statements of Businesses Acquired.

                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (b)  Pro Forma Financial Information.

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (c)  Exhibits.

                  The following exhibits are included as part of this Report:

                  2.1 Membership Interest Acquisition Agreement, dated December 10, 1998, by and among IBS, Carl Broadbent, Keith Lowy, Stephen Lowy and Halo Network Management, LLC.

                  99.1     Press release of IBS, dated December 14, 1998.







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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IBS INTERACTIVE, INC.



Date:  December 21, 1998               By:   /s/ Nicholas R. Loglisci, Jr.
                                          -----------------------------------
                                       Name:  Nicholas R. Loglisci, Jr.
                                       Title: President and Chief Operating
                                              Officer

















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                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------
2.1 Membership Interest Acquisition Agreement, dated December 10, 1998, by and among IBS, Carl Broadbent, Keith Lowy, Stephen Lowy and Halo Network Management, LLC.

99.1                       Press Release of IBS, dated December 14, 1998.